UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

California Coastal Communities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17189	02-0426634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Executive Circle, Suite 250, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (949) 250-7700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                                           Bankruptcy or Receivership.

Item 7.01                                           Regulation FD Disclosure.

On February 24, 2011, the United States Bankruptcy Court for the Central District of California confirmed the Registrant’s plan of reorganization with respect to its Chapter 11 bankruptcy cases.

A copy of the press release dated February 24, 2011 announcing the plan confirmation and the Registrant’s expectation that it will exit bankruptcy by March 1, 2011 is attached hereto as Exhibit 99.1.

Item 8.01                                           Other Events,

Upon exiting bankruptcy, currently expected to occur by March 1, 2011, the Registrant will cease to be publicly held, all outstanding shares of its common stock will be cancelled and will no longer trade in the over-the-counter-market, and 100% of the new equity in the Registrant will be privately held by the Registrant’s lenders.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (i) the ability of the Registrant to continue as a going concern; (ii) the Registrant’s ability to obtain bankruptcy court approval with respect to the plan of reorganization and other motions in the Chapter 11 cases; (iii) risks associated with third party motions in the Chapter 11 cases, which may interfere with the Registrant’s ability to consummate the plan of reorganization; (iv) the ability to execute the Registrant’s business and restructuring plan; (v) the Registrant’s ability to maintain contracts that are critical to its operation and to retain key executives, managers and employees. The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking information. Additional risks that may affect the Registrant’s future performance are detailed in the Registrant’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Exhibit Description

99.1	Press release, dated February 24, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2011	California Coastal Communities, Inc.

	By:	/s/ Sandra G. Sciutto
Sandra G. Sciutto
Chief Financial Officer and
Senior Vice President